POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ William F. Allyn
                                 -----------------------------
                                 Title: Director

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ Edmund M. Davis
                                 -----------------------------
                                 Title: Director

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ William E. Davis
                                 -----------------------------
                                 Title: Director, Chairman of the Board
                                        of Directors and Chief Executive
                                        Officer

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ William J. Donlon
                                 -----------------------------
                                 Title: Director

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ Edward W. Duffy
                                 -----------------------------
                                 Title: Director

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ John M. Endries
                                 -----------------------------
                                 Title: Director and President

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ Bonnie Guiton
                                 -----------------------------
                                 Title: Director

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ John G. Haehl, Jr.
                                 -----------------------------
                                 Title: Director

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ Paul Kaleta
                                 -----------------------------
                                 Title: Vice President - Law and General
                                        Counsel

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ Henry A. Panasci
                                 -----------------------------
                                 Title: Director

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ Patti McGill Peterson
                                 -----------------------------
                                 Title: Director

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ John W. Powers
                                 -----------------------------
                                 Title: Senior Vice President - Finance and
                                        Corporate Services and Principal
                                        Officer

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.



                              By:/s/ Donald B. Riefler
                                 -----------------------------
                                 Title: Director

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ Arthur Roos
                                 -----------------------------
                                 Title: Vice President - Treasurer

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ Stephen B. Schwartz
                                 -----------------------------
                                 Title: Director

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ Steven W. Tasker
                                 -----------------------------
                                 Title: Controller and Principal
                                        Accounting Officer

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Niagara Mohawk Power Corporation, which Corporation proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 2,500,000 shares of Niagara Mohawk Power Corporation Common Stock under the terms and conditions of the Corporation's Dividend Reinvestment and Common Stock Purchase Plan to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, and each of them, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said JOHN W. POWERS, STEVEN W. TASKER, ARTHUR W. ROOS and PAUL J. KALETA, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has set his hand and seal this 29th day of July, 1994.




                              By:/s/ John G. Wick
                                 -----------------------------
                                 Title: Director